Exhibit 32.1

CERTIFICATION OF CEO PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viewbix Inc. (formerly known as Virtual Crypto Technologies, Inc.) (the “Company”) on Form 10-Q for the period ended September 30, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Yair Fudim, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Stefansky
Jonathan Stefansky
Chief Executive Officer

Dated: November 13, 2019

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.